Exhibit 99.1

Amaze to Participate in Webinar Series Beginning June 5, 2025

Company Conducting Capital Raise via Rule 506(c) Regulation D Offering in Conjunction with Webinar Series

Management to Provide Update on Growth, Product Innovation, and Strategic Partnerships in $480B Creator Economy

NEWPORT BEACH, Calif., June 4, 2025 – Amaze Holdings, Inc. (NYSE American: AMZE) (“Amaze” or the “Company”), a global leader in creator-powered commerce, today announced that it will be participating in an upcoming webinar series hosted by Clout Hero. In conjunction with the webinar series, Amaze will be conducting a capital raise via a Rule 506(c) Regulation D offering for up to $25 million. Additional details can be found on the webinar landing page and in the Company’s filings with the SEC.

During the webinars, Aaron Day, CEO of Amaze Software, will present the Company’s growth strategy and key initiatives, including product innovation, platform expansion, and new strategic partnerships.

The first event will take place virtually on Thursday, June 5, 2025, at 9:00 a.m. PDT. To register for the webinar, please visit Amaze.co/invest. The webinar series will continue every Tuesday and Thursday throughout June, with the exception of the Juneteenth market holiday.

“Amaze’s momentum comes at a defining moment for the creator economy,” said Bob Olejar, Founder of Clout Hero, organizer of the webinar series. “They’re eliminating barriers to entry and enabling creators of all sizes to monetize with ease — no minimum follower count, no operational hurdles. We’re excited to help share that story with investors and the broader market.”

With the creator economy projected to reach $480 billion by 2027, Amaze is scaling to meet global demand. Its platform simplifies the process for creators to launch products, monetize their content, and grow their businesses — all while integrating directly with the social platforms where creators already engage their audiences.

Interested parties are encouraged to register now to attend the first webinar and learn more about Amaze’s business at Amaze.co/invest.

For investor information, please contact IR@amaze.co

For press inquiries, please contact PR@amaze.co

About Amaze:
Amaze Holdings, Inc. is an end-to-end, creator-powered commerce platform offering tools for seamless product creation, advanced e-commerce solutions, and scalable managed services. By empowering anyone to “sell anything, anywhere,” Amaze enables creators to tell their stories, cultivate deeper audience connections, and generate sustainable income through shoppable, authentic experiences. Discover more at www.amaze.co.

About Clout Hero:
Clout Hero stands out as the leading persuasive marketing company in the Regulation A and Regulation D fundraising marketplace. A spinoff of the pioneering marketing firm Placement Directory, Clout Hero brings over 20 years of marketing excellence into the finance industry. For the past three years, they have focused exclusively on supporting raises of $20 million or more, consistently delivering bold and results-driven strategies. Their expertise helps businesses engage investors and achieve their financial goals with confidence.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events and developments or to our future operating or financial performance, are subject to risks and uncertainties and are based estimates and assumptions. Forward-looking statements may include, but are not limited to, statements about our market opportunity and potential growth of that market, strategies, initiatives, growth, revenues, expenditures, our plans and objectives for future operations, and future financial and business performance. These statements can be identified by words such as such as “may,” “might,” “should,” “would,” “could,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue,” and are based our current expectations and views concerning future events and developments and their potential effects on us.

These statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those projected or otherwise implied by the forward-looking statement. These risks include: our ability to execute our plans and strategies; our limited operating history and history of losses; our financial position and need for additional capital; our ability to attract and retain our creator base and expand the range of products available for sale; we may experience difficulties in managing our growth and expenses; we may not keep pace with technological advances; there may be undetected errors or defects in our software or issues related to data computing, processing or storage; our reliance on third parties to provide key services for our business, including cloud hosting, marketing platforms, payment providers and network providers; failure to maintain or enhance our brand; our ability to protect our intellectual property; significant interruptions, delays or outages in services from our platform; significant data breach or disruption of the information technology systems or networks and cyberattacks; risks associated with international operations; general economic and competitive factors affecting our business generally; changes in laws and regulations, including those related to privacy, online liability, consumer protection, and financial services; our dependence on senior management and other key personnel; and our ability to attract, retain and motivate qualified personnel and senior management.

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other future filings and reports that we file with the Securities and Exchange Commission (SEC) from time to time. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of the press release. Unless required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information or future events or developments.